                                                                    EXHIBIT 10.2



                                 AMENDMENT NO. 1

                                                       Dated as of June 16, 1998

To the banks, financial institutions
     and other institutional lenders
     (collectively, the "Lender Parties") party to the Credit Agreement referred to below, NationsBank.N.A., as administrative agent (the "Administrative
     Agent") for the Lender Parties, and
     NationsBanc Montgomery Securities, Inc., as syndication agent for the Lender Parties


Ladies and Gentlemen:

                  We refer to the Credit Agreement dated as of November 28, 1997 (the "Credit Agreement") among Shoney's, Inc. (the "Borrower") and you. Capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement.

                  It is hereby agreed by you and the Borrower as follows:

                  The Credit Agreement is, effective as of the date of this Amendment No. 1, hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the correct alphabetical order:

                  " 'Approved Fund' means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor."

                  " 'Captain D's Lease Program' means a program entered into by the Borrower and its Subsidiaries for the expansion of the Captain D's system."

                  " 'New Distribution Facility' means the new distribution facility to be operated by the Borrower and located in the southeastern United States."

                  (b) Section 5.02(b)(iv)(C) of the Credit Agreement is hereby amended in full to read as follows:

                           "(C)(i) Capitalized Leases (other than those permitted by subclauses (ii) and (iii) of this clause
                           (C) and those permitted by clause (E) below) not to exceed in the aggregate $15,000,000 at any time outstanding, (ii) Capitalized Leases in connection with the Captain D's Lease Program not to exceed in the aggregate $5,000,000 in any Fiscal Year plus, in any Fiscal Year ending in 1999 or thereafter, an amount up to $5,000,000 equal to the excess (if any) of the amount of Capitalized Leases permitted to be incurred in the immediately preceding Fiscal Year in connection with the Captain D's Lease Program over the aggregate amount of Capitalized Leases in connection with the Captain D's Lease Program actually incurred in the immediately preceding Fiscal Year, (iii) Capitalized Leases in connection with the New Distribution Facility not to exceed $5,000,000 at any time outstanding and (iv) in the case of Capitalized Leases to which any Subsidiary of the Borrower is a party, Debt of the Borrower of the type described in clause (i) of the definition of "Debt" guaranteeing the Obligations of such Subsidiary under the Capitalized Leases permitted under this clause
                           (C),"

                  (c) Section 5.02(e) of the Credit Agreement is hereby amended by (i) deleting the figure "$10,000,000" in clause (iv) thereof and replacing such figure with the figure "$100,000,000" and (ii) amending in full clause (viii) thereof to read as follows:

                           "(viii) the sale of Insurex Agency, Inc. and Insurex Benefits Administrators, Inc. and any tradenames or trademarks related thereto, provided that at least 30% of the total consideration for any such sale shall be in cash,".

                  (d) Section 5.02(f) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (vii) thereof, (ii) replacing the period at the end of clause (viii) thereof with "; and" and (iii) adding a new clause (ix) at the end thereof that reads as follows:

                           "(ix) Investments constituting non-cash proceeds of asset sales to the extent permitted by Section 5.02(e)(viii)."

                  (e) Section 5.02(p) of the Credit Agreement is hereby amended by adding to the end thereof the following:

                           "; provided, however, that the foregoing calculation of Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year shall exclude (i) any Capital Expenditures made in such Fiscal Year in connection with the Captain D's Lease Program and
                           (ii) any Capital Expenditures made in such Fiscal Year in connection with the New Distribution Facility."

                  (f) Section 5.02(o) of the Credit Agreement is hereby amended by adding to the end thereof the following:

                           "and except for futures contracts relating to the purchase by the Borrower and its Subsidiaries of up to 80% of the diesel fuel needs for any Fiscal Year for Commissary Operations, Inc."

                  (g) Section 5.04(a) of the Credit Agreement is hereby amended by deleting the ratio in the chart therein for February 14, 1999 and replacing such ratio with the ratio "2.50:1".

                  (h) Section 5.04(c) of the Credit Agreement is hereby amended by deleting the ratios in the chart for October 25, 1998 and February 14, 1999 and replacing each such ratio with the ratio "5.50:1".

                  (i) Section 5.04(d) of the Credit Agreement is hereby amended by deleting the final proviso therein and replacing such proviso with the following:

                           "; provided further that for purposes of calculating the fixed charge coverage ratio for each of the fiscal quarters other than year end fiscal quarters, the Capital Expenditure component of such ratio shall not exceed $35,000,000".

                  (j) Section 8.07(a) of the Credit Agreement is hereby amended by adding immediately after the first reference in clause (ii) thereof to "Lender" the phrase ", an Affiliate of any Lender or an Approved Fund of any Lender".

                  This Amendment No. 1 shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment No. 1, and the consent attached hereto executed by each other Loan Party. This Amendment No. 1 is subject to the provisions of Section 8.01 of the Credit Agreement.

                  On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each other of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1.

                  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment No. 1. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Amendment No. 1 to Maura E. O'Sullivan at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 (Telecopier No. (212) 848-7179).

                  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

                  This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        SHONEY'S, INC.



                                        By  /s/ Lloyd W. Baldridge, Jr.
                                            -----------------------------------
                                            Title: Vice President and Treasurer

AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

NATIONSBANK, N.A.
         as Administrative Agent, as Lender
         and as Issuing Bank


By  /s/ Richard Parkhurst
    --------------------------------
    Title: Senior Vice President

GENERAL ELECTRIC CAPITAL
   CORPORATION


By  /s/ J.K. Williams
    --------------------------------
    Title:

PRIME INCOME TRUST


By  /s/ Sheila A. Finnerty
    --------------------------------
    Title: Vice President

MERRILL LYNCH SENIOR FLOATING
   RATE FUND, INC.


By  /s/ John M. Johnson
    --------------------------------
    Title: Authorized Signatory


ML CLO XII PILGRIM AMERICA
     (CAYMAN) LTD.


By  /s/ Howard Tiffen
    --------------------------------
    Title: Senior Vice President

TCW LEVERAGED INCOME TRUST, L.P.
By: TCW Advisors (Bermuda), Ltd.

By  /s/ Mark L. Gold
    -------------------------------
    Title: Managing Director

By: TCW Investment Management
    Company, as Investment Advisor

By  /s/ Jonathan R. Insull
    --------------------------------
    Title: Vice President


FREMONT FINANCIAL CORPORATION


By  /s/ Cheri L. Rittman
    --------------------------------
    Title: Vice President

CRESCENT/MACH I
   PARTNERS, L.P.,
By:  TCW Asset Management
     Company, as Investment Manager


By  /s/ Jonathan R. Insull
    --------------------------------
    Title: Vice President


VAN KAMPEN AMERICAN
   CAPITAL PRIME
   RATE INCOME TRUST


By  /s/ Jeffrey W. Maillet
    --------------------------------
    Title: Senior Vice President
           & Director


FIRST AMERICAN NATIONAL BANK



By  /s/ Russell S. Rogers
    --------------------------------
    Title: Senior Vice President

THE LONG-TERM CREDIT
   BANK OF JAPAN, LTD.


By  /s/ A. Haruyama
    --------------------------------
    Title: Head of Southeast Region

SENIOR HIGH INCOME PORTFOLIO, INC.


By  /s/ John M. Johnson
    --------------------------------
    Title: Authorized Signatory

CAPTIVA II FINANCE LTD.


By  /s/ John H. Cullinane
    --------------------------------
    Title: Director

AERIES FINANCE LTD.


By  /s/ Andrew Wignall
    --------------------------------
    Title: Director

SENIOR DEBT PORTFOLIO

By: Boston Management and Research
    as Investment Advisors

By  /s/ Scott H. Page
    --------------------------------
    Title: Vice President

STRATA FUNDING LTD.


By  /s/ John H. Cullinane
    --------------------------------
    Title: Director

ML CBO IV (CAYMAN) LTD.

By: Protective Asset Management
    Company, as Collateral Manager

By  /s/ Mark K. Okada
    --------------------------------
    Title: Executive Vice President

CYPRESSTREE INVESTMENT PARTNERS I, LTD.

By: CypressTree Investment Management Company, Inc.

By  /s/ Catherine C. McDermott
    --------------------------------
    Title: Portfolio Manager

CERES FINANCE LTD.


By  /s/ John H. Cullinane
    --------------------------------
    Title: Director

HELLER FINANCIAL, INC.



By  /s/ David West
    --------------------------------
    Title:

TRANSAMERICA BUSINESS CREDIT
   CORPORATION


By  /s/ Perry Vovoutes
    --------------------------------
    Title: Senior Vice President

DEUTSCHE FINANCIAL SERVICES
   CORPORATION



By  /s/ Pamela D. Petrick
    --------------------------------
    Title: Vice President

GREEN TREE FINANCIAL SERVICING
   CORPORATION


By_________________________________
     Title: Senior Vice President
            & General Manager

THE TORONTO DOMINION BANK



By  /s/ Duncan M. Robertson
    --------------------------------
    Title: Director

BALANCED HIGH-YIELD FUND I LTD., as Assignee
By:  BHF-BANK AKTIENGESELLSCHAFT
     acting through its New York Branch,
     as attorney-in-fact

By  /s/ John Sykes              Hans-Jurgen Scholz
    ----------------------------------------------
    Title: Vice President       AVP

MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED


By  /s/ Neil Brisson
    --------------------------------
    Title: Director

                                     CONSENT


                            Dated as of June 16, 1998

         Each of the undersigned as a Loan Party under the Loan Documents relating to the Credit Agreement referred to in the foregoing Amendment No. 1, hereby consents to such Amendment No. 1 and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment No. 1, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment No. 1, each reference to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment No. 1, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                            TPI RESTAURANTS, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary


                                            TPI PROPERTIES, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant  Secretary



                                            SHN PROPERTIES, LLC

                                            By: Corporate Benefit Services,
                                                Incorporated of Nashville, its
                                                Managing Member

                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary

                                            By /s/ F. E. McDaniel, Jr.
                                               ---------------------------------
                                               Title: Secretary

                                            SHONEY'S OF MICHIGAN, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary



                                            COMMISSARY OPERATIONS, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary



                                            PARGO'S OF FREDERICK, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary



                                            SHONEY'S EQUIPMENT CORPORATION


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary



                                            CORPORATE BENEFIT SERVICES,
                                            INCORPORATED OF NASHVILLE


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary



                                            PARGO'S OF YORK, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary

                                            SHONEY'S INVESTMENTS, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary



                                            TPI ENTERTAINMENT, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary




                                            TPI TRANSPORTATION, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary


                                            TPI COMMISSARY, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary



                                            INSUREX AGENCY, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary


                                            INSUREX BENEFITS
                                            ADMINISTRATORS, INC.


                                            By /s/ Lloyd W. Baldridge, Jr.
                                               ---------------------------------
                                               Title: Vice President, Treasurer
                                                      and Assistant Secretary